UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 28, 2025
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ALICO, INC.
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(Exact name of registrant as specified in its charter)
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Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913
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(Address of principal executive offices)(Zip Code)
239-226-2000
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(Registrant’s telephone number, including area code)
Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2025, Alico, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the amendment and restatement of the Alico, Inc. Stock Incentive Plan of 2015 (the “Plan”). This Plan had previously been approved by the Company’s Board of Directors subject to shareholder approval.

The Plan extended the term of the Alico, Inc. Stock Incentive Plan of 2015 through December 17, 2035. The provisions of the Plan are described further in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on January 15, 2025 (the “Proxy Statement”) under “Proposal 3: Approval of the Amendment and Restatement of the Alico, Inc. Stock Incentive Plan of 2015.” The foregoing summary of the Plan is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On February 28, 2025, the Company held its Annual Meeting. Holders of the Company’s common stock, $1.00 par value per share were entitled to one vote per share held as of the close of business on January 3, 2025 (the “Record Date”). There were 5,667,530 shares of the Company’s Common Stock represented in person or by proxy at the Annual Meeting, constituting a quorum. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Proxy Statement.

Proposal 1 - Election of George R. Brokaw, Katherine R. English, Benjamin D. Fishman, John E. Kiernan, W. Andrew Krusen, Jr., Toby K. Purse, Adam H. Putnam and Henry R. Slack (together, the “Director Nominees”) to serve on the Company’s board of directors until the 2026 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified.

Nominee	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
George R. Brokaw	4,385,875	73,457	8,519	1,199,679
Katherine R. English	3,613,003	846,779	8,069	1,199,679
Benjamin D. Fishman	3,951,948	507,969	7,934	1,199,679
John E. Kiernan	4,003,502	68,814	395,535	1,199,679
W. Andrew Krusen, Jr.	3,589,569	869,762	8,520	1,199,679
Toby K. Purse	3,870,386	589,531	7,934	1,199,679
Adam H. Putnam	3,918,742	540,589	8,520	1,199,679
Henry R. Slack	3,087,890	1,371,442	8,519	1,199,679

Proposal 2 — Ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED
5,622,360	33,544	11,626

Proposal 3 — Approval of the amendment and restatement of the Alico, Inc. Stock Incentive Plan of 2015.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
3,257,512	1,197,999	12,340	1,199,679

Based on the foregoing votes, each of George R. Brokaw, Katherine R. English, Benjamin D. Fishman, John E. Kiernan, W. Andrew Krusen, Jr., Toby K. Purse, Adam H. Putnam and Henry R. Slack was elected as a director, Item 2 was approved and Item 3 was approved. No other items were presented for shareholder approval at the Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Alico, Inc. Amended and Restated Stock Incentive Plan of 2015

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2025	ALICO, INC.

	By:	/s/ Bradley Heine

Bradley Heine
Chief Financial Officer